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                                                                    EXHIBIT 99.1

[IMS HEALTH LOGO]



       NEWS

Contact:    Michael Gury                                   FOR IMMEDIATE RELEASE
            (203) 222-4230

                    IMS HEALTH COMPLETES SPIN-OFF OF SYNAVANT

          "REGULAR WAY" TRADING OF IMS HEALTH AND SYNAVANT SHARES BEGIN

WESTPORT, CT, September 1, 2000 - IMS HEALTH today announced the completion of the spin-off of SYNAVANT Inc. as an independent company. "Regular way" trading of IMS HEALTH, without the right to the SYNAVANT share distribution, begins today on the New York Stock Exchange (NYSE:RX). Regular way trading begins today on the Nasdaq National Market for SYNAVANT (Nasdaq: SNVT).

      Current IMS HEALTH stock certificates represent investors' interest in IMS HEALTH without the right to the SYNAVANT dividend. SYNAVANT stock certificates are being distributed to IMS HEALTH shareholders of record as of July 28, 2000. Transactions for IMS HEALTH shares between July 28, 2000 and August 31, 2000 included due bills for the SYNAVANT dividend.

      IMS HEALTH is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. With $1.1 billion in 1999 revenue, IMS HEALTH operates in more than 100 countries. IMS HEALTH is the largest pharmaceutical manufacturer information partner, with over 40 years' experience in the industry. Key products and services integral to customer day-to-day operations include market research for prescription and over-the-counter pharmaceutical products and sales management information to optimize sales force productivity. Additional information is available at HTTP://WWW.IMSHEALTH.COM.

      SYNAVANT Inc. (NASDAQ:SNVT) guides biopharmaceutical and healthcare companies to greater business success by accelerating the adoption of healthcare advances around the world. SYNAVANT accomplishes this by designing, building and supporting knowledge-based solution sets that bring together leading-edge technology, proven data management competence, a full range of specialist services and over 30 years of healthcare expertise. Solutions include Pharmaceutical Relationship Management (PRM) and e-business applications, interactive marketing, server and database

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management, dedicated local helpline support, training, telemarketing, sample management, and product-recall services. SYNAVANT is headquartered in Atlanta, GA, and has offices in 23 countries. Additional information is available at HTTP://WWW.SYNAVANT.COM.



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FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, as well as information included in oral statements or other written statements made or to be made by IMS, contain statements which, in the opinion of IMS, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this report and include, but are not limited to, all statements relating to plans for future growth and other business development activities as well as capital expenditures, financing sources, dividends, divestitures and the effects of regulation and competition, Euro conversion and all other statements regarding the intent, plans, beliefs or expectations of IMS or its directors or officers. Stockholders are cautioned that such forward-looking statements are not assurances for future performance or events and involve risks and uncertainties that could cause actual results and developments to differ materially from those covered in such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with operating on a global basis, including fluctuations in the value of foreign currencies relative to the U.S. dollar, and the ability to successfully hedge such risks; to the extent IMS seeks growth through acquisitions, alliances or joint ventures, the ability to identify, consummate and integrate acquisitions, alliances and ventures on satisfactory terms; the ability to develop new or advanced technologies, systems and products for its business on time and on a cost-effective basis including but not limited to those that use or are related to the Internet; the ability to successfully maintain historic effective tax rates and to achieve estimated corporate overhead levels; competition, particularly in the markets for pharmaceutical information; regulatory, legislative and enforcement initiatives, particularly in the area of medical privacy and tax; the ability to timely and cost-effectively resolve any problems associated with the Euro currency issue; the ability to obtain future financing on satisfactory terms; deterioration in economic conditions, particularly in the pharmaceutical, healthcare, or other industries in which customers may operate; consolidation in the pharmaceutical industry and the other industries in which IMS's customers operate; conditions in the securities markets which may effect the value or liquidity of portfolio investments and management's estimates of lives of assets, recoverability of assets, fair market value, estimates and liabilities and accrued income tax benefits and liabilities; and; failure of third parties to convert their information technology systems to the Euro currency in a timely manner and actions of government agencies and other third parties with respect to Euro currency issues. Consequently, all the forward-looking statements contained in this Current Report on Form 8-K are qualified by the information contained herein, and by the material set forth under the headings "Business" and "Factors that May Affect Future Results" in IMS's Annual Report on Form 10-K for the year ended December 31, 1999. IMS is under no obligation to publicly release any revision to any forward-looking statement contained or incorporated herein to reflect any future events or occurrences.


SEPTEMBER 1, 2000